Exhibit 99.1

NEWS RELEASE

GREEN PLAINS RENEWABLE ENERGY, INC.

ANNOUNCES FILING OF S-4 REGISTRATION STATEMENT

OMAHA, NE – June 26, 2008 (Market Wire) – Green Plains Renewable Energy, Inc. (NASDAQ and AMEX: GPRE) announced that on June 24, 2008, it filed its Form S-4 registration statement with the Securities and Exchange Commission (“SEC”) related to its previously-disclosed plan of merger with ethanol producer and marketer VBV LLC.  When the registration statement is finalized and effective, a meeting will be held of the equity holders of each company to obtain necessary approvals. Upon receipt of such approvals, the merger is expected to close later this year, subject to certain other conditions and contingencies.

VBV holds majority interest in two development-stage ethanol plants that are scheduled to be completed and operational in the fourth quarter of 2008. The VBV plants are expected to produce a combined total of 220 million gallons of ethanol per year. Additionally, VBV is building an ethanol marketing, blending and distribution business.  Simultaneously with the closing of the merger, certain VBV’s owners will invest $60 million for 6 million shares of Green Plains’ common stock at a price of $10 per share.

Upon completion of the merger, Green Plains will have projected year-end 2008 operating capacity of 330 million gallons of ethanol per year.   The combined organization will benefit from the economies of scale and increased geographic diversity resulting from the proposed merger. Furthermore, the addition of VBV’s ethanol marketing, blending and distribution business to Green Plains’ existing grain storage and merchandising, agronomy, feed and petroleum operations is the next step in implementing Green Plains’ vertical integration strategy.

 “Green Plains offers upstream assets including grain elevators and agricultural services. VBV is building a downstream ethanol marketing business,” said Wayne Hoovestol, Chief Executive Officer.  “Our operations are complementary and add depth to our vertical integration strategy. Together, Green Plains and VBV participate in numerous steps in the ethanol value chain. As a result of the merger and the additional capital, the combined company will be stronger, bigger and better equipped for the future.”

About Green Plains Renewable Energy, Inc.

Green Plains, based in Omaha, NE, has the strategy of becoming a vertically-integrated, low-cost ethanol producer. Green Plains has two plants in Iowa with a combined operating capacity of 110 million gallons of ethanol per year. Green Plains has grain storage capacity of approximately 19 million bushels and provides complementary agronomy, seed, feed, fertilizer and petroleum services at various sites in the region.

About VBV LLC

VBV LLC is a Chicago-based limited liability company with majority interest in Indiana Bio-Energy, LLC of Bluffton, IN, and Ethanol Grain Processors, LLC, of Obion, TN. Through these two ethanol plant subsidiaries, VBV is expected to have an annual operating capacity of 220 million gallons of ethanol by the end of the fourth quarter of 2008.

Additional Information

In connection with the proposed transaction between Green Plains and VBV, Green Plains has filed a registration statement on Form S-4 with the SEC.  Such registration statement includes a preliminary proxy statement and preliminary prospectus of Green Plains.  The material contained herein is not a substitute for the preliminary proxy statement/prospectus and any other documents Green Plains intends to file with the SEC.    SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS, INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING GREEN PLAINS, VBV AND THE PROPOSED MERGER. The preliminary proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov.   Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request as follows: Green Plains Renewable Energy, Inc., Attn: Scott B. Poor, Corporate Counsel/Director of Investor Relations, 105 N. 31st Avenue, Suite 103, Omaha, NE 68131 or telephone (402) 884-8700.

Neither this communication nor the preliminary or definitive proxy statement/prospectus, when available, will constitute an offer to issue Green Plains’ common stock in any jurisdiction outside the United States where such offer or issuance would be prohibited - such an offer or issuance will only be made in accordance with the applicable law of such jurisdiction. The communication is not a solicitation of a proxy from shareholders of Green Plains, VBV or VBS’s subsidiaries.

Participants in the Proposed Transaction

Green Plains and VBV, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of Green Plains and from the VBV subsidiaries’ members in connection with the proposed merger transactions. Information about the directors and executive officers of Green Plains is set forth in the proxy statement for Green Plains’ 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 18, 2008. Additional information regarding the interests of those participants and other persons who may be deemed participants in the merger transactions may be obtained by reading the preliminary or definitive proxy statement/prospectus regarding the proposed merger referred to above. You may obtain free copies of these documents as described in the preceding paragraph.

This news release may contain, among other things, certain forward-looking statements, with respect to each of Green Plains Renewable Energy, Inc. (“Green Plains”), VBV, LLC (“VBV”) and the combined company following the proposed mergers (the “Mergers”) between Green Plains and VBV, and between Green Plains and Indiana Bio-Energy, LLC, and Ethanol Grain Processors, LLC (the “VBV Subsidiaries”) and related transactions (the “Merger Transactions”), as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of Green Plains, including, without limitation, (i) statements relating to the benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger Transactions, (ii) statements regarding certain of Green Plains’ goals and expectations with respect to shareholder value, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of Green Plains’ capitalization, and (iii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions.  These statements are based upon the current beliefs and expectations of Green Plains’ and/or VBV’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Green Plains’ control).

The following factors, among others, could cause Green Plains’ financial performance to differ materially from that expressed in such forward-looking statements: (i) that the Merger Transactions may not ultimately close for any of a number of reasons, such as Green Plains not obtaining shareholder approval or the VBV subsidiaries not obtaining member approval; (ii) that Green Plains will forego business opportunities while the Merger Transactions are pending; (iii) that prior to the closing of the Merger Transactions, the businesses of Green Plains and VBV may suffer due to uncertainty; (iv) that, in the event the Merger Transactions are completed, the combination of Green Plains and VBV may not result in a stronger company; (v) that the costs related to the Merger Transactions will exceed the forecasted benefits; (vi) the risk that the businesses of Green Plains and/or VBV in connection with the Merger Transactions will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (vii) the risk that expected revenue synergies and cost savings from the Merger Transactions may not be fully realized or realized within the expected time frame; (viii) the risk that revenues following the Merger Transactions may be lower than expected; (ix) operating costs, revenue loss and business disruption following the Merger Transactions, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (x) the inability to obtain governmental approvals of the Merger Transactions on the proposed terms and schedule; (xi) the risk that the strength of the United States economy in general and the ethanol industry specifically may be different than expected results; (xii) potential litigation; (xiii) technological changes; (xiv) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger Transactions and Green Plains’ merger with Great Lakes Cooperative which was consummated on April 3, 2008, and the actual restructuring and other expenses related thereto, and the failure to achieve the expected revenue growth and/or expense savings from such corporate restructurings, acquisitions and/or dispositions; (xv) unanticipated regulatory or judicial proceedings or rulings; (xvi) the impact of changes in accounting principles; (xvii) the impact on Green Plains’ and/or VBV’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; (xviii) the impact of changes in state and federal energy, environmental, agricultural or trade policies, and (xix) Green Plains’ success at managing the risks involved in the foregoing; (ixx) that GPRE and VBV have limited operating histories in the ethanol industry; (xx) that GPRE’s and VBV’s business success relies on relatively unproven management.

Green Plains cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Green Plains, the Merger Transactions or other matters and attributable to Green Plains or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Green Plains does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this filing.

Company Contacts:

Investor Contact:

Scott B. Poor, Corporate Counsel / Director of Investor Relations

John Baldissera

Green Plains Renewable Energy, Inc.

BPC Financial Marketing

(402) 884-8700

(800) 368-1217

www.gpreinc.com

3